LANDAUER, INC. Fiscal 2012 First Quarter Results February 7 th , 2012

This presentation may contain forward - looking statements, including statements about the outlook and prospects for Company and industry growth, as well as statements about the Company’s future financial and operating performance . Some of the information shared here constitutes forward - looking statements that are based on assumptions and involve certain risks and uncertainties . These include the following, without limitation : assumptions, risks and uncertainties associated with the company's development and introduction of new technologies in general ; introduction and customer acceptance of the InLight technology ; the adaptability of optically stimulated luminescence (OSL) technology to new platforms and formats, such as Luxel ®+ ; the costs associated with the company's research and business development efforts ; the usefulness of older technologies ; the anticipated results of operations of the company and its subsidiaries or ventures ; valuation of the company's long - lived assets or business units relative to future cash flows ; changes in pricing of products and services ; changes in postal and delivery practices ; the company's business plans ; anticipated revenue and cost growth ; the risks associated with conducting business internationally ; other anticipated financial events ; the effects of changing economic and competitive conditions ; foreign exchange rates ; government regulations ; accreditation requirements ; and pending accounting pronouncements . These assumptions may not materialize to the extent assumed, and risks and uncertainties may cause actual results to be different from what is anticipated today . These risks and uncertainties also may result in changes to the company's business plans and prospects, and could create the need from time to time to write down the value of assets or otherwise cause the company to incur unanticipated expenses . You can find more information by reviewing the "Significant Risk Factors" section in the company's Annual Report on Form 10 - K for the year ended September 30 , 2011 , and other reports filed by the company from time to time with the Securities and Exchange Commission . 2 Safe Harbor Statement

3 $23,904 $27,044 $4,534 $7,434 $2,191 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 Q1 2011 Q1 2012 $ m Revenues Radiation Monitoring Medical Physics Medical Products $8,585 $6,290 ($458) $893 $370 ($1,000) $1,000 $3,000 $5,000 $7,000 $9,000 Q1 2011 Q1 2012 $ m Operating Income Radiation Monitoring Medical Physics Medical Products  Revenue grew 28.9 percent to $36.7 million  Gross profit grew 25.4 percent to $21.8 million on increased revenue and mix  Completed acquisition of IZI Medical Products on November 14, 2011  The military issued additional orders totaling $2.5 million during the first fiscal quarter of 2012  Operating income of $7.6 million, includes $2.9 million expense related to: » Acquisition related expense, $1.8 million » IT Platform Enhancement, $0.3 million » Non - cash stock based compensation expense, $0.8 million  GAAP Net income of $4.9 million, or $0.52 per diluted share, included: » $0.21 of non - recurring and non - cash charges, after giving effect to tax  Dividend paid of $0.55 per share for the first fiscal quarter of 2012 » Providing an annual dividend rate of $2.20 » Paid on January 4, 2012 ▪ Adjusted EBITDA of $13.5 million and Adjusted Free Cash Flow of $ 12.0 million

Value Creation Deliver Upside Growth 1. Optimize Core 2.Competitive Growth 3. Strategic Expansion Strategic Priorities Landauer Strategy Overview Strategic Expansion Optimize the Core Competitive Growth  New Management in 2006  Restructure: Cost  IT/ERP system upgrades  OSL / InLight – new international market access  New Channels and Geographies ― Military, First Responder, International.  New Products/Existing/Channel ― Patient Monitoring  Radiation Safety Continuum ― Medical Physics acquisitions ― IZI Medical Products Acquisition ― Leverage core competencies and footprint to expand market opportunity 4

Therapeutic / Diagnostic Accessories Information Imaging Physics Therapy Physics Patient Monitoring Occupational Monitoring Consulting Strategic Expansion Existing Services with Penetration Opportunities* Complementary Adjacent Products / Services _____________________ (1) Average Revenue per Facility greater than $405K. The Radiation Safety Continuum 5 Medical Products Medical Physics Core Business Greater than $1.1 Billion Market Opportunity

6 Competitive Growth Global Military Expansion Pursued  Expanding application of next generation technology to pursue global military and first responder radiation monitoring markets  The U.S. military has now issued orders totaling $17 million to upgrade the Army’s tactical dosimetry capabilities, and dosimetry laboratory – Received an additional $2.5 million order in fiscal first quarter 2012 ▪ Recognition of global military interest evidenced by Inlight reader and badge system orders by the Japanese military Progress with Emergency Responder Markets ▪ Developing mutual aid response strategy to synchronize the National Guard, FEMA, state and local first responders, medical trauma centers and nuclear power facilities on one dosimetry system ▪ Received the first FEMA emergency response order in Q1 and will ship in Q2 Expansion of Nuclear Footprint  Awarded contracts ~17 additional nuclear power plant facilities, increasing Landauer’s market share above 53%

7 Strategic Expansion Medical Physics  Medical Physics produced $7.4 million in revenues for first quarter 2012; Generated $0.9 million in Operating Income  Results highlight ongoing efforts to refine the medical physics sales cycle and improve profitability  Continued focus on driving growth and profitability through new contracts, geographic expansion and acquisition of targeted practices that fit Landauer’s financial criteria IZI Medical  Completed acquisition of IZI Medical Products in November 2011  Medical Products segment generated revenues of $2.2 million for first quarter 2012  Segment is a logical extension of Landauer’s radiation safety continuum offering significant channel leverage in the U.S. and abroad while enhancing product / service offerings

8 Optimize the Core Systems Initiative Update  On schedule to support “Go - Live” of the final phase of the project in fiscal 2012  Substantial expense will be incurred to support the successful launch of the system – $4.7 million ($3.1 million net of tax) of non - recurring expense spending in fiscal 2012 to support the successful completion of the Company’s systems initiative and the related post implementation support. – Incremental depreciation and amortization over fiscal 2011 of $1.6 million ($1.1 million net of tax) related to the deployment of the final phase of the Company’s systems initiative in the third fiscal quarter of fiscal 2012.  Measured approach to the phased implementation has paid dividends – Minimize the risk of any disruptions to customers or daily business – Positioned to realize the operational efficiencies of the new systems over the long - term

Dividend Policy and Outlook 9 Dividend Policy  Board of Directors declared a regular quarterly cash dividend of $0.55 per share for the first quarter of fiscal 2012 – This represents an annual rate of $2.20 per share, consistent with fiscal 2011 levels – The dividend was paid on January 4, 2012 to shareholders of record on December 9, 2011 Fiscal 2012 Outlook  Expected Revenue $150 to $157 million, which includes 10 months of contributions from the recent IZI Medical Products acquisition  EBITDA of $49 to $51 million  Net Income of $21 to $23 million, including non recurring charges reflected above – The accretive impact of the November 2011 acquisition of IZI Medical Products producing $1.1 million to $1.5 million of net income for the 10 months included in fiscal 2012

Fiscal 2012 First Quarter Results February 7 th , 2012